STOCK OPTION AGREEMENT

     THIS AGREEMENT is made as of May 1, 2000, by and between PC Universe, Inc. ("Grantor"), and JB Brown, Ltd. ("Optionee").

                                    RECITALS

     WHEREAS, Grantor desires to grant to Optionee and Optionee desires to obtain an option (the "Option") to acquire from Grantor 75,000 shares (the "Shares") of Common Stock of PC Universe, Inc. (the "Corporation"); and

     WHEREAS,   the  parties  hereto  desire  to  document  their  understanding regarding the Option to purchase the Shares.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Grant of and Consideration for Option.  Grantor  hereby grants
                  -------------------------------------
to Optionee the Option to acquire the Shares from Grantor for and in consideration as specified in paragraphs 2 and 3 below.

         2.       Exercise  of Option  and Option  Price of  Shares.  The Option
                  ---------------------------------------------
shall be exercisable as follows:

------------------------------------ ----------------------------------- ---------------------------------
               When                           Number of Shares                   Price per Share
------------------------------------ ----------------------------------- ---------------------------------
------------------------------------ ----------------------------------- ---------------------------------
First calendar month after first     75,000                              $3.00
trade on Bulletin Board

------------------------------------ ----------------------------------- ---------------------------------
------------------------------------ ----------------------------------- ---------------------------------
Second calendar month after first    50,000                              $4.50
trade on Bulletin Board

------------------------------------ ----------------------------------- ---------------------------------
------------------------------------ ----------------------------------- ---------------------------------
Third calendar month after first     25,000                              $6.00
trade on Bulletin Board

------------------------------------ ----------------------------------- ---------------------------------

         The option for any shares not acquired under each monthly option period shall roll over to the following month but shall only be exercisable at the higher price.

         The option for any shares, including all roll over shares, not acquired under the option at the end of 4 months shall terminate the last business day of such fourth month, and ownership of those shares by Grantor shall be absolute and not subject to any further option thereafter.

         3.       Method  of  Exercise.  The  Option shall  be exercisable  by a
                  ------------------
written notice signed by an authorized representative of Optionee. All funds wired to pay for the shares must be clear and available by the close of business on or before the last business day of each option period in order for the option to be exercised.

         4.       No Assignability of Option.  The Option may not be assigned by
                 --------------------------
Optionee.


         5.       Survival  of  Representations  and  Warranties.   The
                  ------------------------------------------
representations, warranties, covenants and agreements set forth herein shall be continuous and shall survive the termination of this Agreement or any part thereof.

         6.       Miscellaneous.
                  -------------

                  a.       Entire Agreement.  This Agreement contains the entire
                           ----------------
         understanding between the parties hereto with respect to the transactions contemplated hereby, and this Agreement supersedes in all respects all written or oral understandings and agreements heretofore existing between the parties hereto.

                  b.       Counterparts.   This Agreement may be executed in one
                            ------------
         or more counterparts, and all such counterparts shall constitute one and the same instrument.

                  c.       Notices.  All notices, consents, requests,
                          -------
         instructions, approvals and other communications provided for herein and all legal process with regard hereto shall be in writing and shall be deemed to have been duly given, when delivered by hand or three (3) days after deposited into the United States mail, by registered or certified mail, return receipt requested, postage prepaid.

                  d.       Additional Documents.  At any time and from time, the
                           --------------------
         parties hereto shall execute such documents as are necessary to effect this Agreement.

                  e. Jurisdiction; Venue. The parties to this Agreement agree that jurisdiction and venue shall properly lie in the Thirteenth Judicial Circuit of the State of Florida, in and for Hillsborough County, Florida, or in the United States District Court for the Middle District of Florida (Tampa Division), with respect to any legal proceedings arising from this Agreement.

                  f. Attorneys' Fees. In the event any suit or legal proceeding is brought for the enforcement of any of the provisions of this Agreement, the parties hereto agree that the prevailing party or parties shall be entitled to recover from the other party or parties upon final judgment on the merits reasonable attorneys' fees, including attorneys' fees for any appeal, and costs incurred in bringing such suit or proceeding.

                  g.  Governing  Law.  This  Agreement  has  been negotiated and
                      -------------
         prepared and shall be performed in the State of Florida, and the validity, construction and enforcement of, and the remedies under, this Agreement shall be governed in accordance with the laws of the State of Florida.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


                                     OPTIONEE:


                                     --------------------------------


                                     GRANTOR:

                                     ---------------------------------